UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 9, 2023

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Fifth Street, Tulsa, OK

(Address of principal executive offices)

74103

(Zip Code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.01	OKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   Entry into a Material Definitive Agreement.

On January 9, 2023, ONEOK, Inc. (“ONEOK”) entered into a Sworn Statement in Proof of Loss and Full and Final Settlement, Release, and Indemnity Agreement (the “Settlement Agreement”) with Bison Prairie Assurance, L.L.C. (“Bison”), certain North American, British, and/or Continental European insurers who are parties thereto (the “Insurers”) and certain North American, British, and/or Continental European reinsurers who are parties thereto (the “Reinsurers”), to settle all claims for physical damage and business interruption related to the Medford incident that occurred in July 2022 (the “Insurance Claim”). Under the terms of the Settlement Agreement, ONEOK agreed to resolve the Insurance Claim for total insurance payments of $930 million, including $100 million received to date. The outstanding settlement payment is required to be paid by the Insurers and the Reinsurers within 45 days. The Settlement Agreement also contains customary representations, warranties and agreements by ONEOK and Bison, and the Insurers and the Reinsurers.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to such Settlement Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01   Regulation FD Disclosure.

ONEOK issued a news release on January 9, 2023, attached hereto as Exhibit 99.1, announcing the Settlement Agreement.

The information disclosed in Items 7.01 and 9.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

    (d) Exhibits

Exhibit Number	Description

10.1	Sworn Statement in Proof of Loss and Full and Final Settlement, Release, and Indemnity Agreement, dated January 9, 2023, among ONEOK, Inc., Bison Prairie Assurance, L.L.C., certain North American, British, and/or Continental European insurers who are parties thereto and certain North American, British, and/or Continental European reinsurers who are parties thereto.

99.1	News release of ONEOK, Inc. dated January 9, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEOK, Inc.

Date: January 10, 2023	By:	/s/ Walter S. Hulse III
Walter S. Hulse III
Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development